COMBINED STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED FEBRUARY 25, 2002

HARTFORD-FORTIS SERIES FUND, INC.

The Hartford SmallCap Growth Fund                        The Hartford Tax-Free Minnesota Fund
The Hartford Growth Opportunities Fund                   The Hartford Tax-Free National Fund
The Hartford Value Opportunities Fund                    The Hartford U.S. Government Securities Fund
The Hartford Growth Fund

THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Global Communications Fund                  The Hartford MidCap Value Fund
The Hartford Global Financial Services Fund              The Hartford MidCap Fund
The Hartford Global Health Fund                          The Hartford Stock Fund
The Hartford Global Technology Fund                      The Hartford Growth and Income Fund
The Hartford International Small Company Fund            The Hartford Value Fund
The Hartford International Capital Appreciation Fund     The Hartford Dividend and Growth Fund
The Hartford International Opportunities Fund            The Hartford Advisers Fund
The Hartford Global Leaders Fund                         The Hartford High Yield Fund
The Hartford Focus Fund                                  The Hartford Bond Income Strategy Fund
The Hartford Small Company Fund                          The Hartford Money Market Fund
The Hartford Capital Appreciation Fund

This supplement updates certain information contained in the above funds' Combined Statement of Additional Information ("SAI"), dated February 19, 2002.
--------------------------------------------------------------------------------

o THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION OF THE SAI ENTITLED "INVESTMENT PERFORMANCE" ON PAGE 76.

TAX-FREE FUNDS

         In addition to the performance information described above under "Other Funds," advertisements and other sales literature for Tax-Free Minnesota Fund and Tax-Free National Fund may refer to "tax equivalent yield." Tax-equivalent yields are based on historical performance and are not intended to indicate future performance. Tax-equivalent yields show what an investor would have to earn on a taxable investment to equal the fund's tax-exempt yield. Tax-equivalent yield is computed by dividing the portion of the fund's yield which is tax-exempt by one minus a stated income tax rate. The result is then added to the portion of the fund's yield, if any, which is not tax exempt.

         The Funds' tax-equivalent yields for the 30-day period ended October 31, 2001 (assuming a federal tax rate of 39.6% for Tax-Free National Fund and combined Minnesota/Federal tax rate of 44.4% for Tax-Free Minnesota Fund) were:

                                              CLASS A    CLASS B    CLASS C     CLASS Y
                                              -------    -------    -------     -------
                 Tax-Free National Fund        5.13%      4.13%      4.13%       5.52%
                 Tax-Free Minnesota Fund       6.06%      5.00%      5.00%       6.50%

                                              CLASS L    CLASS M    CLASS N    CLASS H    CLASS E
                                              -------    -------    -------    -------    -------
                 Tax-Free National Fund        5.13%       4.13%      4.13%      4.13%      5.52%
                 Tax-Free Minnesota Fund       6.06%       5.00%      5.00%      5.00%      6.50%